UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 5, 2009

LAM RESEARCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-12933	94-2634797
(Commission File Number)	(IRS Employer Identification Number)

4650 Cushing Parkway

Fremont, California 94538

(Address of principal executive offices including zip code)

(510) 572-0200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Item 9.01 Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

EXHIBIT 3.4 – Certificate of Amendment of Certificate of Incorporation of the Company

EXHIBIT 3.5 – Amended and Restated Bylaws of the Company

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Director.

On November 5, 2009, Jack R. Harris retired from his position as a director of Lam Research Corporation (the “Company”), effective immediately prior to the Company’s 2009 Annual Meeting of Stockholders on November 5, 2009.

(e) Compensatory Arrangements of Certain Officers.

Reversal of Reduction in Base Salaries

In February 2009, the base salaries for each of the Company’s named executive officers were reduced by 10-17.5% (depending on position level) in conjunction with a company-wide employee salary reduction program. On November 5 and 6, 2009, the Compensation Committee (the “Compensation Committee”) of the Company’s Board of Directors (the “Board”) and the independent directors acted to reverse these annual base salary reductions, effective December 28, 2009. These actions applied to the following named executive officers: Stephen G. Newberry, President and Chief Executive Officer, Martin B. Anstice, Executive Vice President and Chief Operating Officer, Ernest E. Maddock, Senior Vice President and Chief Financial Officer, Richard A. Gottscho, Group Vice President and General Manager, Etch Businesses, and Abdi Hariri, Group Vice President, Global Operations. The restored annual base salaries for each officer will be: Mr. Newberry, $880,000; Mr. Anstice, $450,000; Mr. Maddock, $440,000; Mr. Gottscho, $360,000; and Mr. Hariri, $315,000. The reversal was approved, as to Mr. Newberry, by the independent directors on November 6, 2009, and, as to each other named executive officer, by the Compensation Committee on November 5, 2009.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a-i) Amendment to Certificate of Incorporation and Bylaws.

On November 5, 2009, following approval by the Board and the requisite stockholders of the Company, the Company filed an amendment to its Certificate of Incorporation (the “Amendment”) with the Delaware Secretary of State, which became effective on the filing date. The Amendment eliminated a provision of the Certificate of Incorporation that permitted cumulative voting in the election of directors of the Company. This description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the Amendment, which is attached as Exhibit 3.4 to this Current Report on Form 8-K.

(a-ii) Amendment and Restatement of Bylaws.

On and effective November 5, 2009, the Board approved the amendment and restatement of the Company’s Bylaws. The changes to the Bylaws (i) provide for majority voting in uncontested board of director elections; (ii) eliminate all references to cumulative voting; and (iii) make certain other minor changes. This description of the amended and restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the text of the amended and restated Bylaws, which is attached as
Exhibit 3.5 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

3.4	Certificate of Amendment of Certificate of Incorporation, as declared effective by the Delaware Secretary of State on November 5, 2009

3.5	Amended and Restated Bylaws, as adopted by the Board of Directors of the Company on November 5, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2009

LAM RESEARCH CORPORATION

	By:	/s/ GEORGE M. SCHISLER, JR.
George M. Schisler, Jr.
Vice President, General Counsel and Secretary

EXHIBIT INDEX

3.4	Certificate of Amendment of Certificate of Incorporation, as declared effective by the Delaware Secretary of State on November 5, 2009

3.5	Amended and Restated Bylaws, as adopted by the Board of Directors of the Company on November 5, 2009